UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026 (October 15, 2026)
Allspring Income Opportunities Fund
(Exact name of registrant as specified in its charter)
Delaware	811-21269	04-3726983
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203
(Address of principal executive offices)		(Zip Code)
(800) 222-8222
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EAD	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2026, the Board of Trustees (the “Board”) of Allspring Income Opportunities Fund (the “Fund”) approved a change to the Fund’s fiscal year end from April 30 to December 31, beginning with the current fiscal year, which will now end on December 31, 2026. The change will be reflected in the Fund’s annual report on Form N-CSR for the period from May 1, 2026 to December 31, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSPRING INCOME OPPORTUNITIES FUND
By: /s/ Maureen E. Towle

Name: Maureen E. Towle
Title: Assistant Secretary
DATE: October 22, 2026

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